Receivables (Detail) - USD ($) $ in Thousands		May. 02, 2015	May. 03, 2014
Accounts, Notes, Loans and Financing Receivable [Line Items]
Trade accounts		$ 43,880	$ 54,375
Credit/debit card receivables		29,993	32,331
EBook settlement receivable	[1]		28,117
Other receivables		24,703	29,158
Total receivables, net		$ 98,576	$ 143,981

[1]	The Company provided credits to eligible customers resulting from the settlements reached with certain publishers in antitrust lawsuits filed by various State Attorney Generals and private class plaintiffs regarding the price of digital books. The Company's customers were entitled to $44,203 in total credits as a result of the settlement, which is funded by these publishers. If a customer's credit is not used to make a purchase within one year, the entire credit will expire. The Company recorded estimated redemptions of $33,646 as a receivable from these publishers and a liability to its customers in March 2014, all of which were activated by customers as of March 2015.